Acquisition of a subsidiary (Tables)	9 Months Ended
Mar. 31, 2022
Acquisition of a subsidiary
Summary the recognized amounts of assets acquired and liabilities assumed at the date of acquisition

RMB '000
Property, plant and equipment	10,290
Right-of-use assets	1,781,595
Prepayments for construction project relating to headquarter building	200,000
Trade and other receivables	58
Cash and cash equivalents	10,996
Trade and other payables	(964,558)
Total identifiable net assets acquired	1,038,381

Total consideration transferred:

RMB'000
Cash	694,479
Add: carrying amount of the Group’s previously held equity
interest in YGF Investment at the date of acquisition	343,902
1,038,381

Analysis of net cash outflow of cash and cash equivalents in respect of the acquisition of YGF Investment:

RMB '000
Cash considerations paid	694,479
Less: cash and cash equivalents acquired	(10,996)
Net cash outflow	683,483